UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant     ☑

Filed by a Party other than the Registrant     ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Ocean Power Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

 October 5, 2015

Dear Fellow Stockholders:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Stockholders to be held on October 22, 2015. According to our records, we have not yet received your proxy.

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU HOLD. One of the proposals presented for a stockholder vote is to approve an amendment to the Company’s Certificate of Incorporation to effect a reserve stock split of our common stock, with authority granted to our Board of Directors to determine the reverse stock split ratio within a designated range. Our Board of Directors believes that the reverse stock split is an important action which is needed to assist us in maintaining the listing of our common stock on The NASDAQ Capital Market. If we do not receive the affirmative vote of our stockholders to approve the reverse stock split proposal, then our common stock could be delisted from The NASDAQ Capital Market. Our Board believes that delisting would likely result in decreased liquidity and/or increased volatility in our common stock, and could harm the Company’s business and future prospects. In addition, our Board believes that, if our common stock is delisted, our stockholders would likely find it more difficult to obtain accurate quotations as to the price of the common stock and it may be more difficult for stockholders to buy or sell our common stock at competitive market prices, or at all. Please note, if your shares are held through a broker, trust, bank or other nominee holder, that holder cannot vote your shares on the approval of the amendment of the certificate of incorporation to effect the reverse stock split unless you direct the holder how to vote by marking your form of proxy and returning it as instructed. “Broker non-votes” and abstentions from voting on this proposal will have the same effect as a vote against this proposal.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You may also be able to vote on the internet or by telephone as indicated in your proxy instructions.

Please disregard this letter if you have already voted your shares. Thank you for your cooperation and support.

Sincerely,

George H. Kirby
Chief Executive Officer

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OCEAN POWER TECHNOLOGIES, INC.

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on October 22, 2015.

Vote by Internet

- Go to **www.investorvote.com/OPTT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the director nominees listed and FOR Proposals 2, 3, 4 and 5.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Terence J. Cryan*	☐	☐	02 - Eileen M. Competti*	☐	☐	03 - Dean J. Glover*	☐	☐
04 - Robert J. Burger*	☐	☐	05 - George H. Kirby*	☐	☐			

* Each to serve for a one-year term expiring at the 2016 Annual Meeting of Stockholders.

	For	Against	Abstain		For	Against	Abstain
2. Ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the fiscal year ending April 30, 2016.	☐	☐	☐	3. Approve an advisory resolution to approve the Company's executive compensation.	☐	☐	☐
4. Approve the 2015 Omnibus Incentive Plan.	☐	☐	☐	5. Approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by our Board of Directors within a specified range, and a reduction in the authorized number of shares, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the annual meeting.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Note: Sign exactly as your name(s) appears on your stock certificate(s). If the shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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RECEIVE FUTURE OCEAN POWER TECHNOLOGIES, INC. PROXY MATERIALS VIA THE INTERNET! SUPPORT THE PLANET!
Receive future Ocean Power Technologies, Inc. annual reports and proxy materials in electronic form rather than in printed form. This will save trees, and reduce Company costs. Next year when the annual report and proxy materials are available, we will send you an email with instructions that will enable you to review the materials online. To consent to electronic delivery, visit www-us.computershare.com/Investor or while voting via the Internet, and just click the box to give your consent.

Accessing Ocean Power Technologies, Inc. annual reports and proxy materials via the Internet may result in charges to you from your Internet service provider and/or telephone companies.

▼ **IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

Proxy — OCEAN POWER TECHNOLOGIES, INC.

PROXY FOR COMMON STOCK
Annual Meeting of Stockholders, October 22, 2015

THIS PROXY IS SOLICITED ON BEHALF OF OCEAN POWER TECHNOLOGIES, INC. BY ITS BOARD OF DIRECTORS

The undersigned hereby revokes all previous proxies, acknowledges receipt of the notice of the annual meeting of stockholders to be held on October 22, 2015, the proxy statement and all other proxy materials and appoints Terence J. Cryan and George H. Kirby, and each of them, the proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Ocean Power Technologies, Inc. which the undersigned is entitled to vote, either on his, her or its own behalf or on behalf of any entity or entities, at the annual meeting of the stockholders of the company to be held on October 22, 2015 at 9:00 a.m. local time at Courtyard by Marriott, 360 Scotch Road, Ewing, New Jersey 08628 USA, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this proxy shall be voted in the manner set forth on the reverse side.

The board of directors recommends a vote "FOR" each of the director nominees listed on the reverse side and a vote "FOR" proposals 2, 3, 4 and 5. This proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this proxy will be voted as follows:

FOR the election of the director nominees listed on the reverse side, FOR the ratification of KPMG LLP as independent advisors of the Company for fiscal 2016, FOR the approval of the advisory resolution to approve our executive compensation, FOR the approval of the 2015 Omnibus Incentive Plan and FOR the approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our common stock at a ratio determined by our Board of Directors within a specified range, and a reduction in the authorized number of shares, to be effected in the sole discretion of the Board of Directors at any time within one year of the date of the annual meeting without further approval or authorization of our stockholders.

SEE REVERSE SIDE **CONTINUED AND TO BE VOTED ON REVERSE SIDE** **SEE REVERSE SIDE**